Shane Fleming – Chairman, President and CEO Dave Drillock – Vice President and CFO First Quarter 2011 Earnings Review April 25, 2011 Exhibit 99.1

Forward Looking Statement
During the course of this meeting we may make forward-looking statements. All statements that address expectations or projections about the future are forward-looking statements.
Some of these statements include words such as “expects”, “anticipates,” “plans,” “intends,” “projects,” and
“outlook.” Although they reflect our current expectations, these statements are not guarantees of future performance because they involve a number of risks, uncertainties, and assumptions.
Included in this presentation are estimates for full year 2011 sales and earnings.  These were included in our
April 21, 2011 press release, which was also furnished as an exhibit to a current report on Form 8-K.  These estimates set forth the Company’s assumptions and management’s best estimate of the full year 2011 sales and earnings at that time based on various assumptions set forth in the press release.  There can be no assurance that sales or earnings will develop in the manner then projected or that the results for the year will be consistent with the results then projected.  Actual results may differ materially.
We recommend that you review Cytec’s SEC filings for a discussion of some of the factors which could cause actual results to differ materially from its expectations and projections. This and other Cytec information may be accessed at www.cytec.com.
In sections of this presentation certain “non-GAAP” measures are provided and identified as such. We believe that the “non-GAAP” measures can more accurately reflect comparisons of year to year trends and is consistent with how we review the information. A reconciliation of “non-GAAP” measures to the applicable
GAAP measure is provided in the appendix at the end of this presentation.

Cytec Sales by Quarter ($M)
850
750
650
550
450
350
250
150
50
CEM
CSC
Q1 10
Q1 11

Results Overview
•
Overall sales up 18% year on year
•
Volume growth across all segments  and regions indicating
stronger demand from continued global economic improvement
•
Selling prices  cover  raw material cost increases
•
Overall as-adjusted diluted per share earnings up 34% year on year
•
Improved earnings across all segments
•
Sale of Building Block Chemicals completed
1  Quarter 2011:
Sales of $766 million
Net Earnings of $0.78
per diluted share
(Continuing operations attributable
to Cytec, excluding special items)
st

Business Segment Results
Coating Resins
•
Demand improvement led by powder and
waterborne resins with strongest growth in
Asia and Europe
•
Strong sales in March reflecting robust
underlying and seasonal demand
•
$36 million in higher raw material costs
Sales Growth 18%
Volume 5%
Price 12%
Currency 1%
Sales Comparison Q1 YOY
$MM USD Q1 11 Q1 10 % chg
Sales 403.6 341.4 18%
Operating Earnings 18.8 16.8 12%
% Sales 5% 5%

Monthly Sales Trend
M$
180
160
140
120
100
80
60
40
20
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar

Coating Resins 5 2009 2010 2011

Business Segment Results
Additive Technologies
Sales Growth 8%
Volume 3%
Price 4%
Currency 1%
Sales Comparison Q1 YOY
•
Volume growth lead by specialty
additives across most regions
•
Lower polymer additives volume due
to capacity constraints
•
Operating earnings slightly down in the
quarter due to higher manufacturing
costs related to maintenance
$MM USD Q1 11 Q1 10 % chg
Sales 67.4 62.3 8%
Operating Earnings 8.0 8.4 -5%
% Sales 12% 13%

Business Segment Results
In Process Separation
Sales Growth 20%
Volume 16%
Price 3%
Currency 1%
Sales Comparison Q1 YOY
•
Volume growth of 16% led by strong
demand in mining chemicals
reflecting higher production rates
from base metal customers as well
as new product commercializations
$MM USD Q1 11 Q1 10 % chg
Sales 78.4 65.1 20%
Operating Earnings 16.4 14.9 10%
% Sales 21% 23%

Business Segment Results
Engineered Materials
•
Robust volume growth lead by higher
build rates in large commercial
transport, business jet, and rotorcraft
markets
•
Higher raw material costs of $6 million
primarily due to carbon fiber cost
escalation as a result of tight global
market supply
•
Continued positive outlook and trends
for aerospace markets
Sales Growth 22%
Volume 21%
Price 1%
Currency 0%
Sales Comparison Q1 YOY
$MM USD Q1 11 Q1 10 % chg
Sales 216.6 177.7 22%
Operating Earnings 26.7 21.0 27%
% Sales 12% 12%

Financial Results
First Quarter 2011
•
Special Items:
–
Pre-tax net restructuring credit of $0.7M
–
Pre-tax charge of $3.2Mrelated to an increase in environmental liability at an inactive site
–
Pre-tax gain of $3.3M related to a sale of land at our manufacturing site in Colombia which was shutdown in the second half of 2009
•
Discontinued Operations:
–
Completed divestiture of Building Block Chemicals in February 2011 with proceeds of $145M after-tax ($36.8M gain after-tax); greater focus on core growth platforms
–
Earnings from two months of operations of $6.8M after-tax

Financial Results
First Quarter 2011
•
As-Adjusted Comments:
–
Gross margin of 23.5% down slightly vs. prior year due to cost escalations
–
Lower Corporate and Unallocated vs. prior year due to reduced consulting costs.  Also includes $1.0 and $1.4M of costs previously allocated to Building
Block Chemicals for Q1 2011 and 2010, respectively.
–
Operating Expenses (as % of sales) are down 1% year on year
–
Estimated annual underlying income tax rate was 31.25%, down 1.25% vs.
Q1 ‘10

110
100
90
80
70
60
50
40
30
20
10
0
69
74
72
74
67
69
51
50
48
56
51
58
47
53
57
49
48
49
Q4 09 avg
Q1 10 avg
Q2 10 avg
Q3 10 avg
Q4 10 avg
Q1 11 avg
Inventory-DOS
Acct Payable-DPO
Acct Receivable-DSO

11 Cash Flow Cash flow from continuing operations was $22M in Q1’11 vs. $32M in Q1’10 Continued Focus on Working Capital Working Capital Days

Balance Sheet
Capital Expenditures
•
Q1’11 capital expenditures of $26M vs. Q1’10 of $28M
•
Outlook for Full Year 2011 is estimated to be $170 to $190M
Maintaining Liquidity and Returning Excess Cash to Shareholders
•
Cash balance is $522M, up by $139M from year-end 2010
•
Pension contribution of $16.3M in the quarter vs. $16.0M in prior year quarter
•
Purchased 440 thousand shares of our common stock for $24M
•
Cash dividend of $6M

2011 Outlook
We reiterate our outlook for 2011 full year adjusted continuing EPS of $3.15 to
$3.50.
Business Segment Net Sales Operating Earnings Guidance
Coating Resins $1,500 to $1,520 $70 to $80
Additive Technologies $260 to $280 $37 to $40
In Process Separation $320 to $330 $60 to $70
Engineered Materials $825 to $845 $130 to $140
Total $2,905 to $2,975 $297 to $330
Outlook table in Millions
Net sales and operating earnings guidance for all business segments remains unchanged

CYTEC

Delivering Technology Beyond
Our Customers' Imagination™

CYT : NYSE

Appendix
Reconciliation of “Non-GAAP”
Measures to GAAP Measures
Management believes that net after
-
tax earnings and diluted earnings per share before special items, and gross margins adjusted for special items, which are non
-
GAAP measures, are meaningful to investors because they provide a view of the Company with respect to ongoing operations. Special items represent significant charges or credits that are important to an understanding of the Company’s overall operating results in the periods presented. Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. The following table summarizes the net special items used to adjust reported net earnings and diluted earnings per share and gross margins for the quarters ended March 31, 2011 and 2010.
Period
Reported Net
Earnings from
Continuing
Operations less
Earnings
Attributable to
Noncontrolling
Interests
Net Special
Items
Non-GAAP Net
Earnings from
Continuing
Operations
Attributable to
Cytec
Reported Diluted
Continuing
Earnings Per Share
less Diluted
Earnings Per Share
Attributable to
Noncontrolling
Interests
Net Special
Items
Non-GAAP
Diluted
Earnings per
Share
Q1’11 $   39.6 $   (0.5) $  39.1 $   0.79 $   (0.01) $   0.78
Q1’10 $   21.0 $   7.9 $  28.9 $   0.42 $   0.16 $   0.58
Period Reported Cost of
Sales
Net Special
Items
Adjusted Cost of
Sales
GAAP Gross
Margin
Net Special
Items
Adjusted Gross
Margin
Q1’11 $   585.6 $   (0.1) $   585.7 $   180.4 $   (0.1) $   180.3
Q1’10 $   488.7 $   (0.3) $   489.0 $   157.8 $   (0.3) $   157.5